                                                                    EXHIBIT 10.3


                          REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (the "Agreement") is made and entered into as of the 16th day of December, 2003, by and between Capital Growth Systems, Inc., a Florida corporation (the "Company"), and the holders of the Company's Common Stock (referred to herein individually as a "Holder," and collectively as "Holders"), who have purchased their shares pursuant to an offering of Common Stock which commenced on December 10, 2003 (the "Offering").

                                   WITNESSETH:

         WHEREAS, Holders have agreed to purchase shares of common stock of the Company, $0.0001 par value (the "Common Stock"), pursuant to a Subscription Agreement between the Company and each Holder in connection with a private placement of the Common Stock by the Company, the shares so purchased are hereinafter referred to as the "Shares;"

         WHEREAS, as additional consideration for the purchase of the Shares by the Holders, the Company desires to grant to Holders registration rights with respect to the Common Stock;

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         1. (a) Registration. The Company shall, as promptly as practicable, and in any event not later than sixty (60) days after receipt of audited financial statements of Nexvu for calendar years 2002 and 2003, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the Registrable Securities and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; provided, however, no such registration statement shall be filed prior to completion of the Offering.

                  As used herein, "Registrable Securities" shall mean: (i) the shares of Common Stock acquired or to be acquired by the Holders pursuant to the Offering which have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and (ii) any Common Stock issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, the Shares.

                  (b) Definition of Expenses.

                           (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 1 hereof, including, without limitation, all registration, filing and qualification fees, underwriters expense allowances, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                           (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration and all fees and disbursements of any special counsel (other than the Company's regular counsel) for any Holder (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (c) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1(a) shall be borne by the Company.

                  (d) In the event of a registration pursuant to the provisions of this Section 1, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 1(d) in which it is not otherwise required to qualify to do business.

                  (e) In the event of a registration pursuant to the provisions of this Section 1, the Company shall prepare and file with the Commission a registration statement with respect to the Registrable Securities requested to be registered and use its best efforts to cause such registration statement to become effective, and shall keep effective any registration or qualification contemplated by this Section 1 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Holder to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of twelve (12) months from the date on which the Holder is first free to sell all such Registrable Securities; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

                  (f) In the event of a registration pursuant to the provisions of this Section 1, the Company shall promptly furnish to the Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as the Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

                  (g) In the event of a registration pursuant to the provisions of this Section 1, the Company shall promptly furnish the Holder with an opinion of its counsel to the effect that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, comply as to form with the Securities Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. The opinions described in clauses (ii) and (iii) of the preceding sentence shall be delivered only if the registration is made pursuant to an underwritten public offering and the underwriter requires similar opinions to be delivered by Company counsel as a closing condition. In such an underwritten offering, if required by the underwriter, the opinion also shall state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of Section 1(f).

                  (h) The Company shall notify the Holder promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

                  (i) The Company shall promptly notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Holder prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         2. Indemnification.

                  (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Holders, their officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act, from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with:

                           (i) any untrue statement or alleged untrue statement of a material fact contained: (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities; or (B) in any application or other document or communication (in this Section 2 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be; or

                           (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

                  (b) If any action is brought against any Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (the failure to notify the Company within a reasonable time of the commencement of any such action, to the extent prejudicial to the Company's ability to defend such action, shall relieve the Company of liability to the indemnified party pursuant to this Section 2(a), but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 2(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties), provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 2 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respective of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Holder of the commencement of any litigation or proceedings against the Company or any of it officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

                  (c) The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnify from the Company to the Holder in Section 2(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 2(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a). Notwithstanding the foregoing, the liability of each Holder under this
Section 2 shall be limited to an amount equal to the proceeds to such Holder of Registrable Securities sold as contemplated herein.

                  (d) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 2(a) or
Section 2(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such cases, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and each Holder as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, (after contribution from others) on the basis of relevant equitable considerations such as the relative fault of the Company and such Holder in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Holder, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission.

                  The Company and the Holders agree that it would be unjust and inequitable if the respective obligations of the Company and the Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). Notwithstanding anything to the contrary contained herein, the liability of each Holder under this Section 2(c) shall be limited to an amount equal to the proceeds to such Holder of Registrable Securities as contemplated herein. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 2(c), each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of any Holder or control person shall have the same rights to contribution as such Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 2(c). Anything in this Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

         3. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to Section 1 may be assigned by a Holder to a transferee or assignee of such securities:

                  (a) if such transferee or assignee was a Holder of Registrable Securities hereunder prior to such transfer;

                  (b) if such transfer is made in connection with the transfer of all Registrable Securities held by the transferor;

                  (c) if such transferee or assignee acquires at least 25,000 shares (as adjusted for stock splits and the like) of the then outstanding Registrable Securities; or

                  (d) in connection with a distribution by such Holder, to any partner, former partner, member, former member, stockholder or former stockholder, or the estate of any such person, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, that such assignment shall be effective only if such transfer of any Registrable Securities is lawful under all applicable securities laws.

         4. Market Stand-off Agreement. Each Holder agrees that as a condition to the grant of the registration rights called for hereunder in connection with the Company's registration of the Shares, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company, for such period of time (not to exceed three hundred sixty-five (365) days) from the effective date of such registration as may be requested by the underwriters and as is agreed to by each beneficial owner of 1% or more of the Company's Common Stock and each officer of the Company.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

         5. Miscellaneous.

                  (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

                  (b) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

                  (c) Notices. Except as otherwise specified herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed given:

                           (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow) on or before 5:00 p.m., central time, on a business day or, if the day is not a business day, on the next succeeding business day;

                           (ii) on the next business day after timely delivery to an overnight courier; and

                           (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

         If to the Company, to:          Capital Growth Systems, Inc.
                                         980 North Michigan Avenue - Suite 1120
                                         Chicago, IL  60611
                                         Attention:        Lee Wiskowski
                                         Telephone:        312-640-2975
                                         Facsimile:        312-640-2976
                                 with a copy to:

                                 Nexvu Technologies
                                 1100 East Woodfield Road - Suite 100
                                 Schaumburg, IL  60173
                                 Attention:   Robert T. Geras
                                 Telephone:   630-872-5810
                                 Facsimile:   630-872-5872

         If to a Holder:         c/o Holder's address as set forth on the
                                 Company's books and records


                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Shares subject to the terms hereof.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts, whether by original, photocopy or facsimile and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to its conflicts of law provisions. Any dispute hereunder shall be adjusted in the state or federal courts situated in Cook County, Illinois.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions contained herein shall not be affected or impaired thereby.

                  (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are not restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.

                  (j) [Intentionally Deleted]

                  (k) Third-Party Beneficiaries. The Holders, if not direct signatories to the Agreement, shall be third party beneficiaries of this Registration Rights Agreement and shall be able to rely upon all rights conferred to them herein.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

COMPANY:                                        HOLDER:

CAPITAL GROWTH SYSTEMS, INC.
                                                [Signature]


By:
Its:                                                             [Print Name]